UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 12, 2005


                         OCEAN WEST HOLDING CORPORATION
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             (Exact name of registrant as specified in its charter)


          Delaware                     000-49971               71-087-6958
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)         Identification No.)



  4117 West 16th Square, Vero Beach, FL                           32967
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 (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:  (772) 492-0104

                                       N/A
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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Item 5.03.  Change in Fiscal Year.

      On August 12, 2005, Ocean West Holding Corporation (the "Registrant"), by unanimous written consent of its board of directors, changed the fiscal year end of the Registrant from September 30 to December 31, the fiscal year end of the accounting acquirer, InfoByPhone, Inc. The Registrant will file with the Securities and Exchange Commission a quarterly report on Form 10-QSB covering the quarters ending March 31st, June 30th and September 30th of each year, and an Annual Report on Form 10-KSB for the year ending December 31, 2005, which will contain audited financial statements for such year.



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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   August 15, 2005

                                          OCEAN WEST HOLDING CORPORATION


                                          By: /s/ Darryl Cohen
                                              -------------------------
                                                Darryl Cohen
                                                Chief Executive Officer



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